UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2005

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 L & R Industrial Boulevard
Tarpon Springs, Florida 34689
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (727) 934-8778

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks identified and discussed from time to time in our filings with the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities

On December 7, 2005, Solomon Technologies, Inc. (the “Company”) issued 276,881 shares of common stock to Medusa Management LLC (“Medusa”). The shares were issued upon Medusa’s conversion of 98,016 shares of Series B preferred stock, par value $.001 per share, of the Company.

On December 16, 2005, the Company issued 25,000 shares of common stock to Pinetree (Barbados), Inc. (“Pinetree”) pursuant to an agreement entered into between the Company and Pinetree dated December 16, 2005, whereby Pinetree agreed to exchange a warrant to purchase 50,000 shares of common stock for the 25,000 shares of common stock.

On December 16, 2005, the Company issued 77,849 shares of common stock to Cytation Corporation (“Cytation”) pursuant to an agreement entered into between the Company and Cytation dated December 16, 2005, whereby Cytation agreed to exchange a warrant to purchase 233,546 shares of common stock for the 77,849 shares of common stock.

On December 16, 2005, the Company issued 7,006 shares of common stock to Fred Halbig (“Halbig”) pursuant to an agreement entered into between the Company and Halbig dated December 16, 2005, whereby Halbig agreed to exchange a warrant to purchase 21,018 shares of common stock for the 7,006 shares of common stock.

On December 28, 2005, the Company issued 301,988 shares of common stock to Davis & Gilbert LLP, the Company’s outside general counsel (“D&G”). The shares were issued in connection with D&G’s conversion of 54,358 shares of Series B preferred stock, par value $.001 per share, of the Company. In exchange for D&G’s agreement to convert the shares of Series B preferred stock, the Company agreed to issue to D&G additional shares of common stock equal to the number of shares issued upon conversion of the Series B preferred stock.

All of the foregoing transactions were determined to be exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D as transactions by an issuer not involving a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC. (Registrant)

Date: December 28, 2005	By:	/s/ Peter W. DeVecchis, Jr.
Peter W. DeVecchis, Jr.
President (Principal Executive Officer)